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EXHIBIT 99(a)(1)(B)

Letter of Transmittal

To Tender Shares of Common Stock
including the Associated Preferred Stock Purchase Rights

of

Facet Biotech Corporation

Pursuant to the Offer to Purchase Dated March 23, 2010

by

Amber Acquisition Inc.

a wholly-owned subsidiary of
Abbott Laboratories

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, APRIL 19, 2010 (THE END OF THE DAY ON MONDAY), UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

BNY Mellon Shareowner Services

By Mail:	By Facsimile Transmission:	By Overnight Courier:
BNY Mellon Shareowner Services Attn: Corporate Actions Department Post Office Box 3301 South Hackensack, NJ 07606	For Eligible Institutions Only: (201) 680-4626 For Confirmation Only Telephone: (201) 680-4860	BNY Mellon Shareowner Services Attn: Corporate Actions Department 480 Washington Blvd Mail Drop-Reorg Jersey City, NJ 07310

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via facsimile to a number other than as set forth above will not constitute a valid delivery to the depositary. You must sign this Letter of Transmittal in the appropriate space provided below with signature guaranteed if required, and complete the Substitute Form W-9. The instructions included in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED

Certificate(s) and Share(s) Tendered (Attach additional signed list, if necessary)

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificates tendered)	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares Tendered

*	Certificate numbers are not required if tender is made by book-entry transfer.
**	If you desire to tender fewer than all Shares represented by any Certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such Certificate will be deemed to have been tendered. See Instruction 4.

        This letter of transmittal (as amended or supplemented from time to time, this "Letter of Transmittal") is to be completed by stockholders of Facet Biotech Corporation, a Delaware corporation ("Facet"), if certificates ("Certificates") representing shares of common stock, par value $0.01 per share (the "Facet Common Stock"), including the associated rights to purchase shares of Series A Preferred Stock issued pursuant to the Rights Agreement, dated as of September 7, 2009, as amended by the amendments thereto dated as of December 15, 2009, December 16, 2009 and March 9, 2010, by and between Facet and Mellon Investor Services LLC (together with the Facet Common Stock, the "Shares"), are to be forwarded with this Letter of Transmittal. If delivery of Shares is to be made by book-entry transfer to an account maintained by BNY Mellon Shareowner Services (the "Depositary") at The Depository Trust Company (the "DTC") pursuant to the procedures set forth under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the offer to purchase, dated March 23, 2010 (as amended or supplemented from time to time, the "Offer to Purchase"), stockholders may use an Agent's Message (as defined in Section 2—"Acceptance for Payment and Payment for Shares" of the Offer to Purchase) or this Letter of Transmittal. Delivery of documents to the DTC in accordance with the DTC's procedures does not constitute delivery to the Depositary.

        Stockholders of Facet whose Certificates representing Shares are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the expiration of the Offer or who cannot complete the procedure for book-entry transfer prior to the expiration of the Offer must tender their Shares according to the guaranteed delivery procedures set forth under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2 below.

        If any Certificate you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact BNY Mellon Shareowner Services, Facet's stock transfer agent (the "Transfer Agent"), at 1-800-777-3674, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Certificate may be subsequently re-circulated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will need to post a bond and to permit timely processing of this documentation. The Depositary may charge holders an administrative fee for processing payment with respect to Shares represented by lost certificates.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Amber Acquisition Inc., a Delaware corporation (the "Purchaser") and a wholly-owned subsidiary of Abbott Laboratories, an Illinois corporation ("Abbott"), the above-described shares of common stock, par value $0.01 per share (the "Facet Common Stock"), including the associated rights to purchase shares of Series A Preferred Stock issued pursuant to the Rights Agreement, dated as of September 7, 2009, as amended by the amendments thereto dated as of December 15, 2009, December 16, 2009 and March 9, 2010, by and between Facet Biotech Corporation, a Delaware corporation ("Facet"), and Mellon Investor Services LLC (together with the Facet Common Stock, the "Shares"), of Facet, pursuant to the Purchaser's offer to purchase all of the outstanding Shares at $27.00 per Share, in cash, without interest and subject to any required withholding taxes, upon the terms and subject to the conditions set forth in the offer to purchase, dated March 23, 2010 (as amended or supplemented from time to time, the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this letter of transmittal (as amended or supplemented from time to time, this "Letter of Transmittal," and together with the Offer to Purchase, the "Offer").

        Subject to, and effective upon, acceptance for payment of the Shares tendered with this Letter of Transmittal, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered by this Letter of Transmittal and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after March 23, 2010 (collectively, "Distributions") and irrevocably appoints BNY Mellon Shareowner Services (the "Depositary") as the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to (i) deliver Certificates and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser; (ii) present such Shares and all Distributions for transfer on the books of Facet; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, as agents, attorneys-in-fact and proxies of the undersigned, each with full power of substitution, in the manner set forth herein, to the full extent of the rights of the undersigned with respect to Shares that the undersigned tenders and the Purchaser accepts for payment and with respect to any and all other Shares and other securities or rights issued or issuable in respect of such Shares on or after March 23, 2010. All such powers of attorney and proxies will be considered irrevocable and coupled with an interest in the Shares tendered by this Letter of Transmittal. This appointment will be effective when the Purchaser accepts the Shares tendered by this Letter of Transmittal for payment in accordance with the terms of the Offer. Upon acceptance for payment, all other powers of attorney and proxies given by the undersigned with respect to the Shares tendered by this Letter of Transmittal and other securities or rights prior to such payment will be revoked, without further action, and no subsequent powers of attorney and proxies may be given by the undersigned (and, if given, will not be deemed effective). The Purchaser's designees will, with respect to the Shares tendered by this Letter of Transmittal and other securities and rights for which the appointment is effective, be empowered to exercise all of the voting and other rights of the undersigned as they, in their sole discretion, may deem proper at any annual or special meeting of stockholders of Facet, or any adjournment or postponement thereof, or by consent in lieu of any such meeting of stockholders of Facet or otherwise. In order for Shares to be deemed validly tendered by this Letter of Transmittal, immediately upon the acceptance for payment of such Shares, the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders of Facet.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered by this Letter of Transmittal and all Distributions, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered by this Letter of Transmittal and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered by this Letter of Transmittal, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered by this Letter of Transmittal, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

        No authority conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable. See Section 4—"Withdrawal Rights" of the Offer to Purchase.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered by this Letter of Transmittal.

        Unless otherwise indicated in this Letter of Transmittal in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Certificates not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Certificates not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Certificates not purchased or not tendered in the name(s) of, and mail such check and Certificates to, the person(s) so indicated. Please credit any Shares tendered by this Letter of Transmittal and delivered by book-entry transfer, but which are not purchased, by crediting the account at the DTC. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) of such Shares if the Purchaser does not purchase any of the Shares tendered by this Letter of Transmittal.

LOST CERTIFICATES: PLEASE CALL BNY MELLON SHAREOWNER SERVICES AT 1-800-777-3674 TO OBTAIN NECESSARY DOCUMENTS TO REPLACE YOUR LOST CERTIFICATES.

TENDER OF SHARES

☐
Check here if certificates representing tendered Shares are being delivered herewith.

☐
Check here if tendered Shares are being delivered by book-entry transfer made to an account maintained by the Depositary with the DTC and complete the following (only participants in the DTC may deliver Shares by book entry transfer):

Name of Tendering Institution:

Account Number:

Transaction Code Number:
☐
Check here if tendered Shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following. Please enclose a photocopy of such notice of guaranteed delivery:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

  IMPORTANT

  STOCKHOLDER: SIGN HERE
  (Please also complete the substitute Form W-9 beginning on page 12)

Signature(s) of Holder(s)
Dated:	, 2010

              Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted with this Letter of Transmittal. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 1 and 5 below.

Name(s):	(Please Print)
Capacity (full title):
Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:	(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)
(If Required—See Instructions 1 and 5)

Authorized Signature
Name (Please Print)
Name of Firm
Address (include Zip Code)
(Area Code) Telephone No.

Dated:	, 2010

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 And 7)

              To be completed ONLY if Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be issued in the name of someone other than the undersigned.

  Issue ☐ check and/or ☐ certificates to:

Name(s):	(Please Print)
Address:

(Include Zip Code)
(Taxpayer Identification or Social Security No.)

(Also complete substitute Form W-9 below)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

              To be completed ONLY if Certificates not tendered or not purchased and/or the check for the purchase price of the Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Mail ☐ check and/or ☐ certificates to:

Name(s):	(Please Print)
Address:
(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No:

(Also complete substitute Form W-9 below)

INSTRUCTIONS
Forming Part of the Terms And Conditions of the Offer

To complete the Letter of Transmittal, you must do the following:

  •
  Fill in the box entitled "Description of Shares Tendered."

  •
  Sign and date the Letter of Transmittal in the box entitled "Stockholder: Sign Here."

  •
  Fill in and sign in the box entitled "Substitute Form W-9."

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

  •
  If you want the payment for any Shares purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any certificate for Shares not tendered or Shares not purchased issued in the name of another person, complete the box entitled "Special Payment Instructions."

  •
  If you want any payment for Shares or Certificates not tendered or purchased delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

        If you complete the box entitled "Special Payment Instructions" or "Special Delivery Instructions," you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless the Letter of Transmittal is signed by an Eligible Institution.

        1.    Guarantee of Signatures.    All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or any other "eligible guarantor institution," as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution" and collectively, "Eligible Institutions"), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the DTC whose name appears on a security position listing as the owner of Shares) of the Shares tendered by this Letter of Transmittal and such holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal or (ii) the Shares tendered by this Letter of Transmittal are tendered for the account of an Eligible Institution. If a Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or if payment is to be made to, or a Certificate for unpurchased Shares is to be issued or returned to, a person other than the registered holder(s), then such tendered Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Certificate, with the signatures on such Certificate or stock powers guaranteed by an Eligible Institution as described above. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Certificates.    This Letter of Transmittal is to be used if Certificates are to be forwarded with this Letter of Transmittal. If delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the DTC pursuant to the procedures set forth under Section 3—"Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase, stockholders may use an Agent's Message (as defined below) or this Letter of Transmittal. Certificates representing all physically tendered Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Depositary's account at the DTC ("Book-Entry Confirmation") of all Shares delivered by book-entry transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile of the Letter of Transmittal), or an Agent's Message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal prior to the expiration of the Offer. If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        Stockholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the expiration of the Offer or who cannot complete the procedure for delivery by book-entry transfer prior to the expiration of the Offer, may tender their Shares pursuant to the guaranteed delivery procedure described under Section 3—"Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary on or prior to the expiration of the Offer; and (iii) the Certificates representing all physically delivered Shares in proper form for transfer by delivery, or Book-Entry Confirmation of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Stock Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under Section 3—"Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

        Delivery of the Notice of Guaranteed Delivery may be made by mail or facsimile transmission to the Depositary. The Notice of Guaranteed Delivery must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

        The term "Agent's Message" means a message transmitted by the DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which message states that the DTC has received an express acknowledgment from the participant in the DTC tendering the Shares that are the subject of the Book-Entry Confirmation that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce that agreement against the participant.

        The method of delivery of this Letter of Transmittal, Certificates and all other required documents, including delivery through the DTC, is at the option and sole risk of the tendering stockholder, and the delivery will be considered to be made only when actually received by the Depositary (including, in the case of a Book-Entry Transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is encouraged and strongly recommended. In all cases, sufficient time should be allowed to ensure timely delivery prior to the expiration of the Offer.

        No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

        All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares tendered by this Letter of Transmittal will be determined by the Purchaser, in its sole discretion. The Purchaser reserves the absolute right to reject any or all tenders determined by the Purchaser not to be in proper form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in any tender of Shares of any particular stockholder of Facet, whether or not similar defects or irregularities are waived in the case of other stockholders of Facet. All questions as to the interpretation of the terms and conditions of the Offer will be determined by the Purchaser, in its sole discretion. No tender of Shares will be deemed to have been validly made until all defects and irregularities with respect to the tender have been cured or waived by the Purchaser. None of Abbott, the Purchaser or any of their respective affiliates or assigns, the Depositary, the Dealer Manager, the Information Agent or any other person or entity will be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

        3.    Inadequate Space.    If the space provided in this Letter of Transmittal under "Description of Shares Tendered" is inadequate, the certificate numbers, the number of Shares represented by such Certificates and the number of Shares tendered should be listed on a separate schedule and attached to this Letter of Transmittal.

        4.    Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer).    If fewer than all the Shares represented by any Certificate delivered to the Depositary with this Letter of Transmittal are to be tendered by this Letter of Transmittal, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, a new certificate representing the remainder of the Shares that were represented by the Certificates delivered to the Depositary with this Letter of Transmittal will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as promptly as practicable after the expiration, termination or withdrawal of the Offer. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

        If any Share tendered by this Letter of Transmittal is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the Shares tendered by this Letter of Transmittal are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered by this Letter of Transmittal, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates for unpurchased Shares are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered by this Letter of Transmittal, the Certificate(s) representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

        6.    Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Certificate(s) representing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates representing the Shares tendered by this Letter of Transmittal.

        7.    Special Payment and Delivery Instructions.    If a check for the purchase price of any Shares tendered by this Letter of Transmittal is to be issued, or Certificate(s) representing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed.

        8.    Waiver of Conditions.    The conditions of the Offer may be waived, in whole or in part, by the Purchaser or Abbott, at any time and from time to time, in the case of any Shares tendered, except that the Purchaser is not permitted to waive the Minimum Condition (as defined in the Offer to Purchase) without Facet's consent. See Section 14—"Conditions of the Offer" of the Offer to Purchase.

        9.    Lost, Destroyed or Stolen Certificates.    If any Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify Facet's Transfer Agent, BNY Mellon Shareowner Services, at 1-800-777-3674. The stockholder will then be provided with instructions as to the procedures for replacing the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed and completed. The Depositary may charge holders an administrative fee for processing payment with respect to Shares represented by lost certificates.

        10.    Questions and Requests for Assistance or Additional Copies.    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent, the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

        11.    Substitute Form W-9.    To avoid backup withholding, each tendering stockholder is required to provide the Depositary with the stockholder's correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish to the satisfaction of the Depositary an adequate basis for exemption from backup withholding. A tendering stockholder must cross out item (2) in Part II of the Substitute Form W-9 if the stockholder has been notified by the Internal Revenue Service (the "IRS") that such stockholder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the Substitute Form W-9 may subject the tendering stockholder to 28% federal income tax backup withholding on the payments of the purchase price made to such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% from any payments of the purchase price to such stockholder. A tendering stockholder that is not a United States person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Depositary will provide upon request) signed under penalties of perjury, attesting to that stockholder's exempt status. Such stockholder should consult a tax advisor to determine which form is appropriate.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

        A stockholder whose tendered Shares are accepted for payment and who is a United States person (as defined for United States federal income tax purposes) is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9 below or otherwise establish to the satisfaction of the Depositary an adequate basis for exemption from backup withholding. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, payments made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28% and the stockholder may be subject to a penalty imposed by the IRS.

        Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such stockholder's exempt status. Stockholders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the Depositary is required to withhold and pay over to the IRS 28% of the purchase price paid to the stockholder or other payee. Backup withholding is not an additional federal income tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder of Facet may be refunded or credited against such stockholder's United States federal income tax liability, if any, provided that the required information is timely furnished to the IRS. If the required information is furnished to the IRS in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on any payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to provide the Depositary with (i) the stockholder's correct TIN by completing the Substitute Form W-9 below, certifying under penalties of perjury (a) that the TIN provided on the Substitute Form W-9 is correct, (b) that such stockholder is not subject to backup withholding because (A) the stockholder is exempt from backup withholding, (B) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, and (c) that such stockholder is a United States person (including a United States resident alien), or (ii) if applicable, an adequate basis for exemption.

What Number to Give the Depositary

        The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Shares tendered by this Letter of Transmittal. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT
OR THE INTERNAL REVENUE SERVICE.

              The Substitute Form W-9 BELOW must be completed and signed. PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

Name:

Please check the appropriate box indicating your status:
☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Limited liability company (enter the classification D=disregarded entity, C=corporation, P=partnership ) ☐ Other ☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)

City, State, and ZIP code

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
	Part I TIN—PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most individuals, this is your social security number. If you do not have a number, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you are awaiting a TIN, write "Applied For" in this Part I, complete the "Certificate Of Awaiting Taxpayer Identification Number" below and see "IMPORTANT TAX INFORMATION."	Social Security Number or Employer Identification Number

Part II—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. citizen or other U.S. person (defined below).

Payer's Request for TIN and Certification	Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person	Date	, 2010

        Definition of a U.S. Person.    For federal tax purposes, you are considered a U.S. person if you are:

  •
  An individual who is a U.S. citizen or U.S. resident alien,

  •
  A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

  •
  An estate (other than a foreign estate), or

  •
  A domestic trust (as defined in IRS Regulation 3301.7701-7).

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE "IMPORTANT TAX INFORMATION."

COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

Sign Here	Signature of U.S. person	Date	, 2010

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer.    The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of—

1.	An individual's account		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC account		The owner(3)

For this Type of account:		Give the EMPLOYER IDENTIFICATION number of—

6.	Sole proprietorship or single-owner LLC account	The owner(3)
7.	A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8.	Corporate account or LLC electing corporate status on form 8832 account	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization account	The organization
10.	Partnership or multiple-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security number.

(3)
You must show the name of the individual. The name of the business or the "doing business as" name may also be entered. Either the Social Security number or the Employer Identification number may be used.

(4)
List first and circle the name of the legal trust, estate or pension trust.

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Section References Are To The Internal Revenue Code.

Obtaining a Number

        If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

        To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

        For certain payees, exemptions from backup withholding apply and no information reporting is required. For interest and dividends, all payees listed below are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7); however, payments that are reportable on Form 1099-MISC and that are medical and healthcare payments, attorneys' fees (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation), or payments for services paid by a federal executive agency are not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, and patronage dividends.

  (1)
  A corporation.

  (2)
  An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

  (3)
  The United States or any of its agencies or instrumentalities.

  (4)
  A State, the District of Columbia, a possession of the United States, or any of its political subdivisions or instrumentalities.

  (5)
  A foreign government or any of its political subdivisions, agencies or instrumentalities.

  (6)
  An international organization or any of its agencies or instrumentalities.

  (7)
  A foreign central bank of issue.

  (8)
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  (9)
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  (10)
  A real estate investment trust.

  (11)
  An entity registered at all times during the year under the Investment Company Act of 1940.

  (12)
  A common trust fund operated by a bank under section 584(a).

  (13)
  A financial institution.

  (14)
  A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  (15)
  A trust exempt from tax under section 664 or described in section 4947.

  (16)
  Payments of dividends and patronage dividends generally not subject to backup withholding including the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  •
  Payments of patronage dividends not paid in money.

  •
  Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt interest dividends under section 852).

  •
  Payments described in section 6049 (b)(5) to nonresident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage or student loan interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under those sections.

        Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice

        Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold (currently at a rate of 28%) on taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with respect to Withholding. If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        You may direct questions and requests for assistance to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. You may obtain additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials from the Information Agent, and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

199 Water Street
26th Floor
New York, New York 10038
Banks and Brokerage Firms, Please Call:
(212) 440-9800
Stockholders and All Others Call Toll-Free:
(800) 259-3515

The Dealer Manager for the Offer is:

Securities Corporation
199 Water Street
26th Floor
New York, New York 10038
Toll-Free: (800) 445-1790

QuickLinks

  EXHIBIT 99(a)(1)(B)